UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

INTERNET BRANDS, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-33797	95-4711621
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 North Sepulveda Blvd., 11th Floor, El Segundo, CA  90245

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, including area code:  (310) 280-4000

Not applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02—Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 29, 2008, Internet Brands, Inc. (“Internet Brands”) announced that it has accepted the resignation of Alexander E. Hansen, Chief Financial Officer of the company, effective as of August 29, 2008.

On August 29, 2008, the Board of Directors of Internet Brands appointed Scott Friedman to serve as Chief Financial Officer, effective as of August 29, 2008.

Scott Friedman, 34, will be joining Internet Brands, after serving as Chief Financial Officer of WPT Enterprises, Inc., an entertainment and consumer products company, from 2006 through August 2008, and as Vice President of Finance & Controller from 2004 through 2006.  From 2003 to 2004, Mr. Friedman served as Controller of Sony Pictures Digital, a media company.  Previously, from 1998 to 2003, Mr. Friedman served in various finance and accounting positions at The Walt Disney Company.  Mr. Friedman received a Bachelor of Accountancy from George Washington University.

A copy of the press release announcing these developments is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.  The attached Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference into any of Internet Brands’ reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 1.01.  Entry into a Material Definitive Agreement

In connection with Mr. Friedman’s appointment as Chief Financial Officer, Internet Brands and Mr. Friedman have entered into a letter agreement dated August 29, 2008 (the “Letter Agreement”).  Under the terms of the Letter Agreement, Mr. Friedman will receive an annual base salary of $230,000 and an annual cash performance bonus if Internet Brands meets performance goals established by its Board of Directors.  Mr. Friedman will receive 35,000 restricted shares of Class A common stock, which vest 33.3% on each anniversary of the grant date for three years thereafter.  Mr. Friedman will also receive an option grant to purchase 70,000 shares of Class A common stock at an exercise price of $6.99, which will vest 20% upon the date of the grant, and 20% on each anniversary of the grant date for four years thereafter.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 here and incorporated by reference herein.

Item 9.01—Financial Statements and Exhibits.

(d)                                               Exhibits

10.1                           Letter Agreement dated August 29, 2008 between Internet Brands and Scott Friedman.

99.1                           Press Release issued by Internet Brands dated August 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2008	INTERNET BRANDS, INC.

	By:	/s/ Robert N. Brisco
Robert N. Brisco
Chief Executive Officer

EXHIBIT INDEX

10.1                           Letter Agreement dated August 29, 2008 between Internet Brands and Scott Friedman.

99.1                           Press Release issued by Internet Brands dated August 29, 2008.